United States Securities and Exchange Commission
                              Washington, D.C 20549
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )
                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [ ]
                           Check the appropriate box:
                        [X ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                          [] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
                                   240.14a-12

                          MSGI Security Solutions, Inc.
        .................................................................
                (Name of Registrant as Specified In Its Charter)


        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


                        Payment of Filing Fee (Check the
                               appropriate box):
                               [X] No fee required
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                                    and 0-11

     (1)   Title of each class of securities to
           which transaction applies:


     ............................................................

     (2)   Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4)   Proposed maximum aggregate value of transaction:


     .......................................................

     (5)   Total fee paid:


     .......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          MSGI SECURITY SOLUTIONS, INC.
                               575 Madison Avenue
                               New York, NY 10022
                                 (917) 339-7134


                                                                   May ___, 2006


Dear Stockholders:

         On behalf of the Board of Directors and management of MSGI Security Solutions, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held on Friday, June 23, 2006, at 10:00 a.m., at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

         The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, certain of the directors and executive officers of the Company will be present to respond to any questions that you may have.

         Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

         We look forward to greeting you at the meeting.

                                   Sincerely,



                                   J. Jeremy Barbera
                                   Chairman of the Board and
                                   Chief Executive Officer

                          MSGI SECURITY SOLUTIONS, INC.
                               575 Madison Avenue
                            New York, New York 10022
                                 (917) 339-7134

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2006

                            -------------------------

TO THE STOCKHOLDERS OF MSGI SECURITY SOLUTIONS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of MSGI SECURITY SOLUTIONS, INC., a Nevada corporation (hereinafter "MSGI" or the "Company"), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166 on June 23, 2006, at 10:00 a.m., for the following purposes:



          (1) To elect two Class II directors for three-year terms or until their successors are duly qualified and elected;



         (2) To consider a proposal to amend Article V of the Amended and Restated Articles of Incorporation to increase the authorized shares of capital stock for the Company from 9,393,750 to 25,050,000; The capital stock of the Company shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock (Preferred Stock) of the par value of $.01 per share, and (ii) 25,000,000 shares of Common Stock (Common Stock) of the par value of $.01 per share.



         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.



         The Board of Directors has fixed the close of business on April 21, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of MSGI's voting stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices at 575 Madison Avenue, New York, NY 10022, during business hours for ten (10) days prior to June 23, 2006.



Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                  By Order of the Board of Directors


                                    Alan I. Annex
                                    Secretary

New York, New York
May __, 2006


--------------------------------------------------------------------------------
    YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN
                      THE ENCLOSED PROXY CARD REGARDLESS OF
                     WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                          MSGI SECURITY SOLUTIONS, INC.
                               575 Madison Avenue
                            New York, New York 10022
                                 (917) 339-7134

                            -------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2006

                            -------------------------

  Approximate Mailing Date of Proxy Statement and Form of Proxy-- MAY __, 2006.

                            -------------------------

                           INFORMATION CONCERNING VOTE

General

         This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MSGI SECURITY SOLUTIONS, INC., a Nevada corporation, (hereinafter "MSGI" or the "Company") for use at the Annual Meeting of Stockholders to be held on June 23, 2006, at 10:00 a.m. and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York, 10166.

Voting Rights and Outstanding Shares

         Only stockholders of record of the Company's common stock, $.01 par value per share ("Common Stock"), and holders of the Company's Convertible Preferred Series F Stock ("Preferred Stock") at the close of business on April 21, 2006 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock (the "Common Stockholders") entitled to vote would be entitled to one vote for each share of Common Stock that they hold. Holders of Preferred Stock (the "Preferred Stockholders") entitled to vote would be entitled to one vote for each equivalent share of Common Stock that they hold. Each share of Preferred Stock is equivalent to 49.2308 shares of Common Stock. As of the Record Date, the total number of shares of Common Stock held by Common Stockholders eligible to vote at the Annual Meeting was 3,895,833 shares. As of the Record Date, the total number of Preferred Stock held by Preferred Stockholders was eligible to vote at the Annual Meeting was 9,531.8 and was equivalent to 469,250 shares of Common Stock.

Revocability of Proxies

                   A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the stockholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS" and (2) FOR the proposal approve an increase to the Company's authorized shares of capital stock under the caption "DIRECTORS PROPOSAL TO AMEND ARTICLE V OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK".

Voting Procedures

         The inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes, shall tabulate all votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers. The presence of a quorum for the Annual Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Annual Meeting, in person or by proxy, is required. Votes withheld from the director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. Broker non-votes will be counted for any purpose in determining whether a matter has been approved. Director nominees must receive a majority of the votes cast at the meeting. The proposal to amend the Amended and Restated Articles of Incorporation (the "Articles of Incorporation") in order to increase the number of authorized shares of Common and Preferred Stock must be approved by a majority of the stockholders, in person or by proxy, at a meeting at which a quorum is present.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

The Board of Directors presently consists of five directors and is divided into three classes. Each class of directors is elected annually, and each director in each class serves a three-year term. The term of the Company's Class II Directors will expire at this Annual Meeting.

The nominees for the Class II directors are Mr. Seymour Jones and Mr. Joseph Peters. If elected, the nominees will serve the remainder of their three year term as members of the Board of Directors commencing the fiscal year ended June 30, 2005. The nominees are members of the present Board of Directors. Mr. Jones and Mr. Peters have been nominated by Mr. Gerlach and Mr. Stoller, representing a majority of the independent directors. It is intended that each proxy received by the Company from Common Stockholders will be voted FOR the election, as directors of the Company, of the nominees, unless authority is withheld by the stockholder executing the proxy. Shares may not be voted cumulatively. The nominees have consented to being nominated and to serve as directors of the Company if elected. If either or both of the nominees should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee or for nominees designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why the nominees might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.


BOARD OF DIRECTORS

The following table sets forth certain information with respect to the Nominees and other directors of the Company:


             NAME                           AGE      POSITION
             ----                           ---      --------

J. Jeremy Barbera......................     48     Chairman of the Board of
                                                   Directors (Class III),
                                                   and Chief Executive Officer
John T. Gerlach........................     73     Director (Class I)
Seymour Jones..........................     74     Director (Class II)
David Stoller..........................     55     Director (Class III)
Joseph Peters..........................     48     Director and President
                                                   (Class II)

The term of the Class II directors expires at the 2006 Annual Meeting of Stockholders. Class III directors are to be elected at the Annual Meeting for the fiscal year ended June 30, 2006. Class I directors are to be elected at the Annual Meeting for the fiscal year ended June 30, 2007. The Board has determined that John T. Gerlach , Seymour Jones and David Stoller meet the standard of independence under the rules of the NASDAQ Stock Market.

Mr. Barbera has been Chairman of the Board and Chief Executive Officer of the Company and its predecessor businesses since April 1997, and has served as Director and officer since October 1996 when MSGI Direct was acquired in an exchange of stock. He founded MSGI Direct in 1987, which was twice named to the Inc. 500 list of the fastest growing private companies in America. Mr. Barbera pioneered the practice of database marketing for the live entertainment industry in the 1980's, achieving nearly one hundred percent market share in New York. Under his leadership, MSGI originated the business of web-based ticketing in 1995 and became the dominant services provider in every major entertainment market in North America. Their principal areas of concentration also included: financial services, fundraising and publishing. MSGI was named one of the 50 fastest growing public companies in both 2001 and 2002 by Crains New York Business. In April 2004, Mr. Barbera completed the divestiture of the legacy businesses and re-birthed the company in the homeland security industry as MSGI Security Solutions, Inc. Prior to founding MSGI Direct, Mr. Barbera was a research scientist based at NASA/Goddard Space Flight Center, working on such groundbreaking missions as Pioneer Venus and the Global Atmospheric Research Program. Mr. Barbera has more than 20 years of experience in the areas of technology, marketing and database management services. Mr. Barbera is a Physicist educated at New York University and the Massachusetts Institute of Technology.

Mr. Gerlach has been a Director of the Company since December 1997. Mr. Gerlach is Chairman of the M&A Committee and a member of the Audit and Compensation Committees of the Board of Directors. He is currently Senior Executive Professor of the graduate business program and Associate Professor of Finance at Sacred Heart University in Fairfield, CT. Previously, Mr. Gerlach was a Director in Bear Stearns' corporate finance department, with responsibility for mergers and financial restructuring projects, President and Chief Operating Officer of Horn & Hardart and Founder and President of Consumer Growth Capital. Mr. Gerlach also serves as a director for Uno Restaurant Co., SAFE Inc., Cycergie (a French company), Akona Corp., and the Board of Regents at St. John's University in Collegeville, MN. Mr. Gerlach is a member of an advisory board for Drexel University's College of Business & Administration.

Mr. Jones has been a Director of the Company since June 1996 and is a member of the Audit Committee of the Board of Directors. Mr. Jones has been Professor of Accounting at New York University since September 1993. From April 1974 to September 1995, Mr. Jones was a senior partner of the accounting firm of PricewaterhouseCoopers LLP. In addition to 40-plus years of accounting experience, Mr. Jones has more than ten years of experience as an arbitrator and an expert witness, particularly in the areas of fraud, mergers and acquisitions, and accounting matters. Mr. Jones also functions as a consultant to Milberg Factors and CHF Industries, and serves as a director for Reliance Bank.

Mr. Peters has served as President of the Company since November 2004 and has served as a Director of the Company since April 2004. Mr. Peters served President George W. Bush as the Assistant Deputy Director for State and Local Affairs of the White House's Drug Policy Office - commonly referred to as the Drug Czar's Office. There his duties included supervision of the country's High Intensity Drug Trafficking Area (HIDTA) Program. Mr. Peters also served as the Drug Czar's Liaison to the White House Office of Homeland Security and Governor Tom Ridge. Previously, Mr. Peters joined the Clinton White House, to direct the country's 26 HIDTA's, with an annual budget of a quarter billion dollars. Mr. Peters also represented the White House with police, prosecutors, governors, mayors and many non-governmental organizations. Mr. Peters began his career as a State prosecutor when he joined the Pennsylvania Attorney General's office in 1983. He later served as a Chief Deputy Attorney General of the Organized Crime Section, and in 1989 was named the first Executive Deputy Attorney General of the newly created Drug Law Division. In that capacity, Mr. Peters oversaw the activities of 56 operational drug task forces throughout the State, involving approximately 760 local police departments with 4,500 law enforcement officers. Mr. Peters consults to national and international law enforcement organizations on narco-terrorism and related intelligence and prosecution issues. He is an associate member of the Pennsylvania District Attorney's Association and a member of the International Association of Chiefs of Police, where he sits on their Terrorism Committee. Mr. Peters has devoted his entire career to public service.

Mr. Stoller has served as a Director of the Company since March 2004, and is a member of the Audit Committee. Mr. Stoller has been involved in public and private finance for the last 20 years. Mr. Stoller began his professional career as an attorney. He was partner and co-head of global finance for Milbank, Tweed, Hadley & McCloy, LLP where he helped build one of the world's largest and most successful practices, participating personally in financings totaling more than $4 billion. At the end of 1992, Mr. Stoller joined Charterhouse Group International, a large New York City-based private equity firm, as chairman of its Environmental Capital Group. In 1993, Mr. Stoller, through the Charterhouse Environmental Group, launched American Disposal Services, an integrated waste management company that ultimately acquired and consolidated, with $34 million in equity capital, more than 70 waste management companies, located principally in the Midwest. American Disposal had a successful initial public offering in July 1996, and shortly afterward, Mr. Stoller, still chairman, became a general partner at Charterhouse and actively participated in raising $1 billion for Charterhouse's third private equity fund. American Disposal was sold in 1998 to Allied Waste for a price exceeding $1.3 billion. In August of 1998, Mr. Stoller left Charterhouse to launch Americana Financial Services, raising over $25 million in private equity capital. Americana (now the American Wholesale Insurance Group) is currently one of the top five largest private wholesale insurance brokerages in the United States. In 2002, Mr. Stoller launched TransLoad America LLC, which is principally in the business of transloading and transporting waste materials by rail, with an initial focus on the northeastern section of the United States. Mr. Stoller holds a B.A. from the University of Pennsylvania, an M.A. from the Graduate Faculty of the New School for Social Research, and a J.D. from Fordham University School of Law. He is also a graduate of the Harvard Business School Advanced Management Program.

COMPENSATION OF DIRECTORS

Information regarding the compensation of Directors in response to this section may be found in the Annual Report on Forms 10-K/A for the Fiscal Year ended June 30, 2005 ("Forms 10-K/A") included with this proxy and incorporated herein by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during fiscal year 2005 were Seymour Jones, and John Gerlach. Mr. Jones was Chairman of the Committee. Mr. Gerlach and Mr. Jones served as members of the Compensation Committee of the Company's Board of Directors during all of fiscal year 2005. None of such persons is an officer or employee, or former officer or employee of the Company or any of its subsidiaries.

No interlocking relationships exist between the member of the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company, nor has any such relationship existed in the past.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDEES

The Board of Directors held nine meetings during fiscal year 2005. The Board of Directors has a Compensation Committee and an Audit Committee. No member of the Board of Directors attended fewer than 75% of the meetings of the Board and of the committee of which he was a member.

Our directors are elected by the stockholders and our officers are appointed by our Board of Directors. Nominations for Director are made by a majority of the independent directors of the Company. Those independent directors are Mr. Gerlach, Mr.Jones and Mr. Stoller. Nominations for director, other than those made by our directors, may be submitted in a written notice and be delivered to the Secretary of the Company not less than 60 days prior to any meeting at which the stockholders shall vote for nominees for directors. Such notice must include information about the nominee as required by our bylaws, information required under the rules of the SEC pertaining to a proxy statement, and the consent of each such nominee to serve as a director, if elected. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.

Our stockholders may communicate with our Board of Directors by writing directly to the Board of Directors or to Mr. J. Jeremy Barbera, Chairman and Chief Executive Officer, at the Company's address set forth above.

The Compensation Committee formulates the Company's policy on compensation of executive officers, reviews, approves and recommends to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, and administers the Company's stock option plan. The Compensation Committee held one meeting during fiscal 2005.

The Audit Committee appoints the independent public accountants of the Company, reviews the scope and fees of the prospective annual audit, reviews the results thereof with the Company's independent public accountants, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices and reviews and approves (with the concurrence of a majority of the independent directors of the Company) transactions, if any, with affiliated parties. For fiscal 2005, the members of the Audit Committee were Messrs. Gerlach, Jones and Stoller. The Audit Committee held four meetings during fiscal 2005. The Board of Directors has previously adopted a written audit committee charter.

EXECUTIVE OFFICERS

Information regarding the identity and compensation of Executive Directors of the Company may be found in the Forms 10-K/A included with this proxy and incorporated herein by reference.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Decisions regarding compensation of our executive officers are made by the Compensation Committee. In making decision on compensation, the Compensation Committee solicits and receives the recommendations of the Chief Executive Officer.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

The Compensation Committee desires to set compensation at levels through arrangements that will attract and retain managerial talent desired by us, reward employees for past contributions and motivate managerial efforts consistent with corporate growth, strategic progress and the creation of stockholder value. The Compensation Committee believes that a mix of salary, incentive bonus and stock options will achieve those objectives.

RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION

The base salary of Mr. Barbera is set by terms of his employment agreement, which was negotiated to attract and retain him. The Compensation Committee believes this salary is competitive and represents a fair estimate of the value of the services rendered by Mr. Barbera.

                                                         Respectively submitted,
                                                          COMPENSATION COMMITTEE
                                                                 John T. Gerlach

                                  PROPOSAL TWO

 DIRECTORS' PROPOSAL TO AMEND ARTICLE V OF THE AMENDED AND RESTATED ARTICLES OF
   INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase of the number of shares of Capital Stock that the Company is authorized to issue from 9,393,750 to 25,050,000. The Capital Stock of the Company shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock (Preferred Stock) having a par value of $.01 per share, and (ii) 25,000,000 shares of Common Stock (Common Stock) having a par value of $.01 per share.

The Board of Directors recommends the proposed increase in the authorized number of shares of Preferred Stock to insure that a sufficient number of authorized and unissued shares is available to acquire new operating subsidiaries with a strategic focus on Homeland Security, and to raise additional capital for the operations of the Company, should such a requirement exist in the next 12 months. Such shares would be available for issuance by the Board of Directors without further action by the stockholders, unless required by the Company's Articles of Incorporation or by the laws of the State of Nevada.

As of March 31, 2006, the Company had 18,750 shares of Preferred Stock authorized under the Articles of Incorporation. All of these shares have been designated as Convertible Preferred Series F, of which 9,376 were issued related to a private placement transaction dated November 10, 2004. There are currently no authorized shares of Preferred Stock available for issuance. There are currently no set plans or arrangements relating to the possible issuance of any additional shares of Preferred Stock proposed to be authorized.

The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available to raise additional capital for the operations of the Company, to perform potential mergers and/or acquisitions which will assist in growing the Company's business and increase the value to the stockholders and to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Articles of Incorporation or by the laws of the State of Nevada. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

As of March 31, 2006, the Company had 9,375,000 authorized shares of Common Stock under the Articles of Incorporation. Therefore, as of March 31, 2006, with 3,915,540 shares of common stock issued and outstanding, 560,000 shares of common stock committed to options that have been granted to employees and directors, 1,538,730 shares of common stock that have been reserved for issuance underlying various warrants that have been issued and 1,103,415 shares of common stock that have been committed which underlie convertible preferred Series F stock and convertible notes, the Company has approximately 2,257,315 shares available for issuance upon grant of future options or for other corporate purposes. There are currently no set plans or arrangements relating to the possible issuance of any additional shares of Common Stock proposed to be authorized.

The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

  If Proposal No. 2 is approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend and restate paragraph (a) of Article V of the Company's Articles of Incorporation to read substantially as follows:

                                   "ARTICLE V

         The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 25,050,000 shares which shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock (Preferred Stock) of the par value of $.01 per share, and (ii) 25,000,000 shares of Common Stock (Common Stock) of the par value of $.01 per share. "

         Annexed to this Proxy Statement as Exhibit A is the proposed amendment to the Articles of Incorporation of the Company.

         The vote required for approval of the Proposal to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.



 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF ARTICLE V OF THE
    AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK



REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2005

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed of the three non-employee directors, Messrs. Gerlach, Jones and Stoller, each of whom has been determined to be an independent director as that term is defined in the listing standard of the Nasdaq Stock Market. Further, the Company's Board of Directors has determined that Mr. Gerlach and Mr. Jones are each an "audit committee financial expert" (as defined by Securities and Exchange Commission (the "SEC") rules and regulations).

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee's primary function is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, and the Board of Directors.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2005 with the Company's management. The Audit Committee has discussed with Amper, Politziner & Mattia P.C., the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from Amper, Politziner & Mattia P.C. with respect to the fiscal year ended June 30, 2005 required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Amper, Politziner & Mattia with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K, as amended on Form 10-K/A, for the fiscal year ended June 30, 2005 for filing with the SEC. The Audit Committee believes that the services performed by its independent auditor were compatible with maintaining its auditor's independence.

                                                         Respectively submitted,
                                                                 AUDIT COMMITTEE
                                                       John T. Gerlach, Chairman
                                                                   David Stoller
                                                                   Seymour Jones

                              INDEPENDENT AUDITORS

Amper, Politziner & Mattia P.C. has served as the Company's independent auditors since the fiscal year ended June 30, 2003 and has been appointed by the board to be the Company's independent auditors for the fiscal year ended June 30, 2006. Amper, Politziner & Mattia P.C. has no interest, financial or otherwise, in the Company. A representative of Amper, Politziner & Mattia P.C. is not expected to be present at the Annual Meeting.

The aggregate fees billed by the Company's independent auditor for the last two years were as follows:

Audit Fees

For the year ended June 30, 2004           $158,200
For the year ended June 30, 2005           $250,000

Tax Fees

For the year ended June 30, 2004           $ 42,000
For the year ended June 30, 2005           $ 50,000

Other Fees

There were no other fees billed by our independent auditors for the fiscal years ended June 30, 2004 and 2005. It is the policy of the Company that the Audit Committee of the Board of Directors pre-approve all fees associated with our independent auditors.

STOCK PERFORMANCE GRAPH

    The graph below compares our cumulative total return, the Russell 2000 index and the Nasdaq Non-Financial index from June 30, 1999, through June 30, 2004. Total return is based on an assumed investment of $100 on June 30, 1999.


EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

         MSGI SECURITY SOLUTIONS,INC.   RUSSELL 2000   NASDAQ NON-FINANCIAL

6/00                   100                   100                      100
6/01                   18                     99                       49
6/02                    2                     89                       28
6/03                    .7                    87                       32
6/04                    4                    114                       40
6/05                    6                    124                       39






                                         6/00  6/01  6/02  6/03  6/04  6/05
                                          ---   ---   ---   ---   ---   ---

MSGI ..................................   100    18     2    .7     4     6
RUSSELL 2000 ..........................   100    99    89    87   114   124
NASDAQ NON-FINANCIAL ..................   100    49    28    32    40    39



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 30, 2005 by: (i) each Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.


                                                            Amount and Nature of
                                                                Common Stock
                                                                Beneficially
                                                                   Owned
                                                            --------------------
Name of Beneficial Holder (1)                                Number     Percent
-----------------------------------------                    ------     -------
Directors and Named Executive Officers:

J. Jeremy Barbera .........................................   185,000   4.75%
Seymour Jones .............................................     5,292   *
John Gerlach ..............................................     2,600   *
David C. Stoller ..........................................      --     *
Joseph C. Peters ..........................................    10,000   *
All Directors and Executive Officers as a group (6 persons)   202,892   5.21%

5% Stockholders:
None

----------------
*     Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective Director, executive officer or stockholder, as the case may be. Except as otherwise noted, each person has an address in care of the Company.

 OTHER MATTERS ARISING AT THE ANNUAL MEETING

    The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.


STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATION OF DIRECTORS

    Pursuant to our bylaws, any record stockholder who desires to submit a proposal for approval of our stockholders must deliver written notice to our Secretary no later than the close of business 60 days in advance of such meeting.

    Nominations for director, other than those made by our directors, must be contained in a written notice and be delivered to the Secretary of the Company not less than 60 days prior to any meeting at which the stockholders shall vote for nominees for directors. Such notice must include information about the nominee as required by our bylaws, information required under the rules of the SEC pertaining to a proxy statement, and the consent of each such nominee to serve as a director, if elected. Nominations not made according to the foregoing procedures will be disregarded.

COST OF SOLICITATION OF PROXIES

    The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

HOUSEHOLDING OF PROXIES

    The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

    Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, NY 10022 or by calling 917-339-7134.

    If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, NY. 10022 or by calling 917-339-7134.

    If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company's annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, NY 10022 or by calling 917-339-7134.

CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

Information regarding certain relationships and other transactions may be found in the Forms 10-K/A included with this proxy and incorporated herein by reference.

 COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Forms 3, 4 and 5 with the SEC and the NASDAQ Capital Market. Officers, directors and greater than ten percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 3, 4 or 5 for the fiscal year ended June 30, 2005, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 2005.

NO INCORPORATION BY REFERENCE

    In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the SEC.

    This proxy statement is sent to you as part of the proxy materials for the 2005 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of the Company's Common Stock.

ANNUAL REPORT TO STOCKHOLDERS

    The annual reports 10-K/A concerning the operations of the Company for the fiscal year ended June 30, 2005, including financial statements for such year, accompany this proxy statement. Such reports are not to be treated as part of these proxy soliciting materials.


                                                                 By Order of the
                                                              Board of Directors

                                                                   Alan I. Annex
                                                                       Secretary

New York, New York
May __, 2006

                          MSGI SECURITY SOLUTIONS, INC.

                                   PROXY CARD
                  ANNUAL MEETING OF STOCKHOLDERS, June 23, 2006

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MSGI SECURITY
     SOLUTIONS, INC., FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 JUNE 23, 2006.

 The Board of Directors recommends a vote "FOR" the following proposals:

1. Election of Class II directors:

   Seymour Jones

                   [ ] FOR the nominee       [ ] WITHHOLD for the nominee

Joesph Peters

                   [ ] FOR the nominee       [ ] WITHHOLD for the nominee


2. Amendment to the Amended and Restated Article of Incorporation to increase the number of authorized shares of Common Stock from 9,373,000 to 25,000,000 and to increase the number of authorized shares of Preferred Stock from 18,750 to 50,000.

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN



(See reverse side)

The undersigned hereby appoints J. Jeremy Barbera and Alan I. Annex, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MSGI SECURITY SOLUTIONS, INC. at the Annual Meeting of Stockholders to be held on June 23, 2006, and at any adjournment thereof, upon all subjects that may properly come before the meeting. If specific directions are not given with respect to the proposals or any other matters to be acted upon at the annual meeting and this proxy card is signed and returned, the Proxies will vote in accordance with the Board's recommendation (i.e., for the proposals) and on any other matter that may properly come before the meeting.

                    Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Stockholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.
                    Dated: ...................

                    By:......................

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.

                                    EXHIBIT A

 CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                          FOR NEVEDA PROFIT CORPORATION
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. The name of the corporation: MSGI Security Solutions, Inc.

2. The Articles have been amended as follows: Paragraph (a) of Article V of the Amended and Restated Articles of Incorporation of the corporation is deleted in its entirety and the following is substituted therefore:

                                  " ARTICLE V

         The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 25,050,000 shares which shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock (Preferred Stock) of the par value of $.01 per share, and (ii) 25,000,000 shares of Common Stock (Common Stock) of the par value of $.01 per share. "

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the Amended and Restated Articles of Incorporation have voted in favor of the amendment is:
________ shares voted in favor of the amendment out of _________ shares outstanding and entitled to vote.

4. Officer signature: __________________________________________

                      J. Jeremy Barbera, Chairman and Chief Executive Officer